UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2014

TRONOX LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza

263 Tresser Boulevard, Suite 1100

Stamford, Connecticut 06901

(Address of principal executive offices, including zip code)

(203) 705-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) and (b) On April 7, 2014, the Audit Committee of the Board of Directors of Tronox Limited (the “Company”) nominated PricewaterhouseCoopers LLP (“PWC”) for appointment to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Such appointment is subject to the Company’s dismissal of Grant Thornton LLP (“Grant Thornton”), the Company’s current independent registered public accounting firm, which dismissal is conditioned upon and will be effective upon (i) the required consent of the Australian Securities and Investments Commission to Grant Thornton Audit Pty Ltd’s resignation as the Australian statutory auditor of the Company, which was submitted to the Audit Committee of the Board of Directors of the Company on April 7, 2014, and (ii) the approval of the shareholders of the Company of the appointment of PWC at the Company’s Annual General Meeting of Shareholders to be held on May 21, 2014.

The reports of Grant Thornton on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and December 31, 2012 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and December 31, 2012, and in the subsequent interim period through April 10, 2014, there were (i) no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. The Company requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Grant Thornton’s letter dated April 10, 2014 is attached as Exhibit 16.1 hereto.

During the two fiscal years ended December 31, 2013 and December 31, 2012, and the subsequent interim period through April 10, 2014, the Company has not consulted with PWC, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that PWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of Grant Thornton LLP, dated April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Katherine C. Harper
Date: April 10, 2014	Name:	Katherine C. Harper
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter of Grant Thornton LLP, dated April 10, 2014.